SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934             (Amendment No.  )

Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        SPARTECH CORPORATION
...................................................................
          (Name of Registrant as Specified in Its Charter)

                             REGISTRANT
...................................................................
             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]           $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
              14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]           Fee computed on table below per Exchange Act Rules 14a-
              (6)(i)(4) and 0-11.
              1) Title of each class of securities to which transaction
                 applies:
              ..............................................................
              2) Aggregate number of securities to which transaction
                 applies:

              ..............................................................
              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

              ..............................................................
              4) Proposed maximum aggregate value of transaction:

              ..............................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1) Amount Previously Paid:

              ...............................................
              2) Form, Schedule or Registration Statement No.:

              ...............................................
              3) Filing Party:

              ...............................................
              4) Date Filed:

              ...............................................


                         SPARTECH CORPORATION
                  7733 Forsyth Boulevard - Suite 1450
                        Clayton, Missouri 63105

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 8, 1995



TO THE SHAREHOLDERS OF
SPARTECH CORPORATION

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Spartech Corporation will be held at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, Clayton, Missouri 63105, on the eighth day of March, 1995 at 10:00 a.m. for the following purposes:

1. To elect three Class B directors to serve three year terms until their successors are duly elected and qualified.

2. To ratify management's selection of Arthur Andersen LLP as auditors of the Company for the 1995 fiscal year.

3. To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed the close of business on January 9, 1995 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any and all adjournments thereof.

  Enclosed is a form of Proxy. Whether or not you presently expect to attend the meeting in person, management urges you to sign and return the Proxy, which you may revoke at any time prior to its use. A self-addressed, postage prepaid envelope is enclosed for your convenience in returning the signed Proxy.


                                           By Order of the Board of Directors



                                                      /S/David B. Mueller


                                        David B. Mueller
St. Louis, Missouri                     Vice President of Finance,
January 20, 1995                        Chief Financial Officer and Secretary

                           SPARTECH CORPORATION
                              PROXY STATEMENT
                       ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MARCH 8, 1995

To Our Shareholders:

  The enclosed Proxy is solicited by the Board of Directors of Spartech Corporation (the "Company" or "Spartech") for use at the Annual Meeting of Shareholders of the Company to be held at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, Clayton, Missouri 63105, on the eighth day of March, 1995 at 10:00 a.m. and at any and all adjournments thereof. All expenses incident to the preparation and mailing of the Proxy Statement and form of Proxy are to be paid by the Company. In addition to solicitations by mail, a number of regular employees of the Company may solicit Proxies on behalf of the Board of Directors in person or by telephone. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries, for reasonable costs incurred by them in transmitting Proxy materials to the beneficial owners of the Company's stock.

  The persons named in the accompanying Proxy were selected by the Board of Directors of the Company. All are directors of the Company and one is also an officer. They have advised the Company of their intentions, if no contrary instructions are given, to vote the shares represented by all properly executed and unrevoked Proxies received by them for the Board of Directors' nominees for director and for management proposal 2, as set forth in the Notice of the Meeting, and on any other matter which may come before the meeting in accordance with their best judgment.

  This Proxy Statement and Proxies solicited hereby are being first sent or delivered to shareholders of the Company on or about January 23, 1995. Any shareholder given a Proxy has the right to revoke it by notifying the Secretary of the Company of such revocation, in writing, at any time before its exercise. Execution of the Proxy will not in any way affect the shareholder's right to attend the meeting and vote in person.


               OUTSTANDING SHARES AND VOTING RIGHTS

  The outstanding voting securities of the Company on January 9, 1995, consisted of 8,708,177 shares of common stock, entitled to one vote per share, and the following series of preferred stock, which carry the voting rights indicated:

Preferred                          Number of      Equivalent Common
  Stock                         Preferred Shares    Share Voting
 Series          Holder          Outstanding          Rights

Series L   Vita International
            Limited                 373,500          1,721,247
Series M   The TCW Group            343,200          1,572,500
Series N   Home Life
            Insurance Company        60,000            274,913

Accordingly, a total of 12,276,837 votes may be cast at the Annual Meeting. As a result of their common stock and preferred stock ownership, Vita International Limited ("Vita"); TCW Special Placements Fund I; TCW Special Placements Fund II and TCW Capital, all California limited partnerships (collectively "The TCW Group" or "TCW"); officers, and directors as a group (which also include the Vita, TCW and Winslow Management Company shares) have voting authority over the following votes which may be cast; although there is no requirement or understanding that Vita, TCW, officers, or directors as a group will vote congruently:

              Group                  Number of Votes     Percentage

       Vita                             3,571,247          29.1%
       TCW                              2,317,790          18.9%
       Vita, TCW, Officers, and
        Directors as a Group            6,322,942          51.5%


  With respect to proposal 1, a plurality of the votes present in person or represented by Proxy at the meeting is required to elect directors. With respect to proposal 2, a majority of the votes present in person or represented by Proxy at the meeting is required to adopt such proposal. Abstentions are counted in the number of shares present in person or represented by Proxy for purposes of determining whether a proposal has been approved, whereas broker non-votes are not counted for such purposes.

  Vita, TCW, officers, and directors as a group, comprising 51.5% of the votes which may be cast at the Annual Meeting, have indicated their intentions to vote for the Board of Directors' nominees for director and for management proposal 2.

  Only shareholders of record at the close of business on January 9, 1995, will be entitled to receive notice of and to vote at the Annual Meeting and at any and all adjournments thereof. A majority of the outstanding shares of stock entitled to vote must be represented at the meeting in person or by Proxy to constitute a quorum.


                  ELECTION OF DIRECTORS

  The Board of Directors is divided into three classes. Classes A and B have three directors each and Class C has two directors. All directors hold office for a term of three years. Class B directors hold office until the Annual Meeting of Shareholders in 1998, Class C directors hold office until the Annual Meeting of Shareholders in 1996, and Class A directors will hold office until the Annual Meeting of Shareholders in 1997 and, in each case, until their successors are duly elected and qualified.

  The Board of Directors has nominated John F. Arning, Bradley B. Buechler, and Francis J. Eaton, present directors of the Company, to be elected Class B directors of the Company. Vita, TCW, officers, and directors as a group, comprising 6,322,942 votes, have informed the Company that they intend to cast their votes "for" these Board nominees.
  The members of the Company's Board
of Directors, whose terms will
continue after the meeting, and the nominees for election to the Board, with certain information about each of them, including their principal occupations for the last five years, are listed below.


       Name           Principal Occupation and Other Information

John F. Arning                   Director.  Mr. Arning, age 69, has been a
                                 member of the Board since January 1992. He is a retired partner of the law firm Sullivan &
                                 Cromwell, having held that position from January 1957 through his retirement on January
                                 1, 1992. Mr. Arning also serves as a director of Box Energy Corporation. Mr. Arning is currently standing for reelection.

Bradley B. Buechler              President, Chief Executive and Chief Operating
                                 Officer and Director. Mr. Buechler, age 46, has been a member of the Board since February
                                 1984.  He is a CPA and was with Arthur
                                 Andersen & Co. prior to joining the Company in 1981. He was Corporate Controller and Vice
                                 President, Finance of the Company from 1981 to 1984. He became Chief Operating Officer of the Company in 1985, the Company's President in 1987, and Chief Executive Officer effective
                                 October 1, 1991.  Mr. Buechler is the current
                                 Chairman of the Sheet Producers Division of the Society of Plastics Industry. Mr.
                                 Buechler is currently standing for reelection.

Thomas L. Cassidy                Director.  Mr. Cassidy, age 66, has been a
                                 member of the Board since February 1986. He has been a Managing Director of The Trust
                                 Company of the West and a senior partner of TCW Capital since 1984. Prior to 1984, he was a Managing Director of The First Boston
                                 Corporation. Mr. Cassidy serves on the Board of Directors of Federal Paper Board Company,
                                 Inc., DeVlieg - Bullard, Inc., and Holnam,
                                 Inc. His term as director expires at the 1997 annual meeting.

W.R. Clerihue                    Chairman of the Board and Director.  Mr.
                                 Clerihue, age 71, has been a member of the Board since February 1990. He became Chairman of the Board effective October 1, 1991. Mr.
                                 Clerihue is currently a consultant and also a director of Federal Paper Board Company, Inc.,
                                 New York.  He is retired from Celanese
                                 Corporation, with his last position at
                                 Celanese being Executive Vice President and
                                 Chief of Staff. His term as director expires at the 1996 annual meeting.

Name                             Principal Occupation and Other Information


Francis J. Eaton                 Director.  Mr. Eaton, age 55, has been a
                                 member of the Board since December 1989. He is a polymer technologist and, after joining
                                 British Vita PLC in 1958, became General
                                 Manager of the Industrial Polymer Division in
                                 1971.  He was appointed to British Vita's
                                 Board of Directors in 1975 and became their Deputy Chief Executive Officer effective
                                 October 1, 1991. Mr. Eaton is a council member of the British Rubber Manufacturers'
                                 Association in the United Kingdom. Mr. Eaton is currently standing for reelection.

David B. Mueller                 Vice President, Chief Financial Officer,
                                 Secretary, and Director. Mr. Mueller, age 41, is a CPA and was with Arthur Andersen & Co.
                                 from 1974 to 1981.  He was Corporate
                                 Controller of Apex Oil Company, a large
                                 independent oil company, from 1981 to 1988.
                                 He became Vice President and Chief Financial
                                 Officer of the Company in 1988 and was named
                                 Secretary in 1991. His term as director expires at the 1997 annual meeting.

Jackson W. Robinson              Director.  Mr. Robinson, age 52, is President
                                 of Winslow Management Company, a separate operating division of Eaton Vance Management in Boston. He is also a director of Jupiter
                                 International Green Investment Trust, Jupiter
                                 European Investment Trust, The National
                                 Gardening Association, and a Trustee of
                                 Suffield Academy.  His term as director
                                 expires at the 1996 annual meeting.

Rodney H. Sellers                Director.  Mr. Sellers, age 48, has been a
                                 member of the Board since December 1989. He is a Chartered Accountant in the United
                                 Kingdom. He joined British Vita PLC in 1971, was appointed to British Vita's Board of Directors in 1974, and on July 1, 1990, he became their Chief Executive. His term as director expires at the 1997 annual meeting.


  Of the current members of the Company's Board of Directors, three were nominated by significant shareholders of the Company. Messrs. Eaton and Sellers were nominated by Vita, and Mr. Cassidy was nominated by the TCW Group. On April 13, 1992, the Company's Board of Directors amended the Company's By-laws so as to require, with respect to certain significant matters affecting the Company, the affirmative vote of at least 50% of the members of the Board, so long as a director nominated by each of Vita and TCW is included in such 50% vote. Prior to the April 13, 1992 By-laws amendment, such affirmative vote percentage was 85%. Matters requiring the aforesaid 50% vote include (i) merger or consolidation of the Company with another corporation, (ii) sale or transfer of more than 25% of the Company's assets or recommended acceptance of any offer or proposal to acquire or acquisition of securities of the Company or involving the Company's assets, (iii) purchase or acquisition of substantially all of another corporation's assets,
(iv) the Company's engaging in any new business or ceasing to engage in an existing business, (v) issuance of shares of capital stock or any options or warrants to purchase capital stock other than pursuant to exercise or conversion of outstanding securities of the Company, (vi) approval of, amendments, extensions to or cancellations of employment agreements with executives of the Company, (vii) incurrence or renewal of indebtedness exceeding $500,000, and (viii) redemption of preferred stock or acquisitions of preferred or common stock of the Company from an interested shareholder. Any merger, acquisition or business transaction with Vita or TCW, or any acquisition or redemption of shares of common or preferred stock from Vita or TCW will require a majority of directors other than directors designated by such interested shareholder.

  The Board of Directors recommends that shareholders vote FOR the Board of Directors' slate of nominees standing for election.


            MEETINGS AND COMMITTEES OF THE BOARD
               AND REMUNERATION OF DIRECTORS

  During fiscal 1994, the Board formally met four times. No director attended fewer than 75% of the formal meetings of the Board and Board Committees of which he was a member, with the exception of Messrs. Eaton and Sellers who, because of long and costly international travel requirements, alternate their attendance at the meetings.

  The Board has an Audit Committee, currently consisting of Messrs. Arning, Clerihue, and Robinson, which formally met twice during fiscal 1994. The Audit Committee's function is to recommend the appointment of independent accountants to audit the Company's financial statements and to perform other services related to the audit; review the scope and results of the audit with the independent accountants; review with management and the independent accountants the Company's interim and year end operating results; consider the adequacy of the internal accounting and auditing procedures of the Company; and review the non-audit services to be performed by the independent accountants and consider the effect of such performance on the accountants' independence.

  The Board has a Compensation Committee, currently consisting of Messrs. Arning, Cassidy, Clerihue, Eaton, and Robinson, which formally met twice during fiscal 1994. The Compensation Committee's function is to review all compensation arrangements in excess of $100,000 per annum, as well as any employment contract, and to set the operating earnings target used in the computation of Mr. Buechler's and Mr. Mueller's annual bonuses.

  The Board does not have a Nominating Committee.

  Each non-management director receives an annual fee of $27,000, plus reimbursable expenses for meetings attended. In addition, the Company pays an annual fee of $36,000 to British Vita PLC for services provided to the Company by one of its directors. Mr. Clerihue, the Company's Chairman of the Board, receives an additional $15,000 per annum for service to the Company. Each non-management director also receives $1,000 for each Board or Committee Meeting attended of which he is a member.

  Jackson W. Robinson, a non-management director, has received options to purchase common stock of the Company. Terms of the options were determined at the time of grant and the options were issued outside any of the Company's option plans. The options, totaling 30,000 shares, were granted in March of 1994 at an exercise price of $5.00, which represents the fair market value on the date of grant. The options expire in March of 1999.


                 MANAGEMENT REMUNERATION

Summary Compensation Table

  The following table summarizes compensation earned or awarded to the Company's Chief Executive Officer and all other executive officers whose aggregate annual salary and bonuses exceeded $100,000 during fiscal 1994.
                                           Long-Term
                                            Compen-
    Name                    Annual           sation
    and                   Compensation      Options     All Other
  Principal   Fiscal                        Granted   Compensation
  Position     Year   Salary($)  Bonus($)     (#)         ($)

Bradley B.     1994   $298,377   $179,091    80,000    $54,891(1)
 Buechler      1993   $271,949   $108,410         -    $45,782
  President,   1992   $216,350   $ 86,625    300,000   $41,665
  Chief Exec-
  utive and Chief
  Operating Officer


David B.       1994   $175,881   $ 85,750    40,000    $32,964(1)
 Mueller       1993   $160,807   $ 51,910         -    $27,931
  Vice Presi-  1992   $130,700   $ 41,500    60,000    $23,400
  dent of Finance,
  Chief Financial
  Officer and Secretary


Daniel J.      1994   $122,841   $ 42,500    10,000    $ 3,019(1)
 Yoder         1993   $110,110   $ 35,000     5,000    $18,652
  Vice Presi-  1992   $104,135   $ 30,000         -    $ 1,774
  dent Engineering
  and Technology


(1) The amounts disclosed in this column for fiscal year 1994 include:

    (a) Company contributions to non-qualified defined contribution arrangements on behalf of Mr. Buechler, $47,650; and Mr.
        Mueller, $28,213.

    (b) Company matching contributions under the Company's 401(k)
        Savings and Investment Plan on behalf of Mr. Buechler,
        $3,127; Mr. Mueller, $3,105; and Mr. Yoder, $2,721.

    (c) Company contributions to disability insurance premiums on behalf of Mr. Buechler, $4,114; and Mr. Mueller, $1,646.

    (d) Company contributions to term life insurance premiums on behalf of Mr. Yoder, $298.


Option Grants

  The following table summarizes option grants made during fiscal
1994 to the executive officers named above.


              Individual Grants
                                                     Potential
                                                     Realizable
                      % of                            Value at
            Number    Total                           Assumed
              of     Options                          Annual
            Securi-  Granted                         Rates of
             ties      to                             Stock
             Under-  Employ-                          Price
             lying     ees                         Appreciation
            Options    in      Exer-    Expir-      For Option
            Granted  Fiscal    cise     ation          Term
   Name       (#)      Year    Price     Date      5%($)   10%($)


Bradley B.
  Buechler   80,000   30.2%   $4.375   12/09/03  $570,113 $907,810

David B.
  Mueller    40,000   15.1%   $4.375   12/09/03  $285,057 $453,905

Daniel J.
  Yoder      10,000    3.8%   $4.375   12/09/98  $ 55,837 $ 70,460


  The following table summarizes all exercised and unexercised options at the end of fiscal 1994 for the executive officers named above.
                                           Number of
                                          Unexercised   Value of
                                            Options   Unexercised
                      Shares               at Fiscal    "In-the-
                     Acquired              Year End      Money"
                        on      Value        (All       Options
                     Exercise  Realized   Currently    at Fiscal
        Name            (#)       ($)    Exercisable)   Year End

Bradley B. Buechler    8,000    $23,000      860,212   $2,076,631

David B. Mueller          -           -      136,320   $  305,965

Daniel J. Yoder       2,500     $ 4,375       15,000   $   27,500


Employment Agreements

Messrs. Buechler and Mueller
  On July 1, 1992, the Company entered into Restated Employment Agreements (the "Agreements") with Messrs. Buechler and Mueller (collectively hereinafter the "Employees" and individually, an "Employee") which supersede the Employment Agreements and Management Continuity Agreements previously in effect with each of these Employees. The term of each Agreement commenced July 1, 1992 and shall continue until terminated by two years' written notice by the Company to the Employee or by one year's written notice from the Employee to the Company, such notice not to be given by the Company or the Employee before June 30, 1995. The Agreements provide for annual base salaries, subject to periodic review for cost of living and/or merit and other increases, of $250,000 for Mr. Buechler and $150,000 for Mr. Mueller, but with: (a) a bonus based upon the Company's earnings, (b) term life insurance of $1,250,000 for Mr. Buechler and $750,000 for Mr. Mueller and (c) annual contributions to a pension plan in an amount equal to 15% of each Employee's base salary.

  Each Employee shall be entitled to a lump sum severance benefit equal to two times Employee's then current base salary plus the aggregate amount of bonus paid or earned by the Employee in the two years prior to the date of such notice of termination, upon the occurrence of any of the following events: (a) if the Employee is terminated by the Company for any reason other than for "cause" as described below, or (b) if the Employee justifiably resigns and terminates his employment with the Company, provided that such voluntary termination occurs as permitted under Agreement as described below. If the Employee terminates his employment for any other reason pursuant to written notice as provided in the Agreement, he shall be entitled to a lump sum severance benefit equal to the sum of: (a) the Employee's then current base salary for one year, plus (b) one-half of the aggregate amount of bonus paid or earned by the Employee in the two years prior to the date of such written notice of termination.

  A termination for Cause shall have occurred only if such Employee's employment is terminated because he was convicted of a felony, or because of acts or omissions (including failure to follow the lawful instructions of the Company's Board of Directors) on such Employee's part resulting, or intended to result in, personal gain at the expense of the Company (including its subsidiaries) or intentional acts or omissions on such Employee's part causing material injury in excess of $1,000,000 to the property or business of the Company (including its subsidiaries). Cause shall not include: (i) bad judgment or any act or omission reasonably believed by such Employee in good faith to have been in or not opposed to the best interest of the Company (including its subsidiaries); or (ii) any acts or omissions by such Employee in connection with any bid, tender or merger offer, restructuring proposals, or any controversy or litigation relating thereto (whether involving British Vita PLC or other persons), in which the Company may become involved, wherein such Employee's acts or omissions are the subject of controversy with any persons or firms involved in such matters.

  If any of the following events occur during the term of the Agreements, each Employee may voluntarily terminate and "justifiably resign" his employment immediately upon the occurrence of such event, and be entitled to the severance benefits described above: (a) any duties are assigned to such Employee or restrictions are placed on such Employee which are inconsistent with his position, duties, responsibilities and status as President and Chief Executive Officer in the case of Mr. Buechler and Vice President of Finance and Chief Financial Officer in the case of Mr. Mueller; or (b) such Employee's base salary, options and bonuses under such Employee's Agreement are not paid or delivered within seven days of such Employee's notice to the Company that such are due, or the Company takes action which otherwise adversely affects or materially reduces any other benefits or rights which such Employee is entitled to under such Employee's Agreement.

Mr. Yoder

  On June 30, 1992, the Company entered into an Employment Agreement (the "Agreement") with Mr. Yoder. The term of the Agreement extends to June 30, 1995 with annual base compensation, subject to periodic review for cost of living and/or merit and other increases, of $107,500. In addition, the Agreement requires the Company to maintain term life insurance in the amount of $250,000 for Mr. Yoder's designated beneficiaries for the term of the Agreement, all premiums thereon to be paid by the Company. The Agreement does not provide for a guaranteed minimum bonus; however, Mr. Yoder is eligible to receive discretionary bonuses based upon his performance and the overall results of the Company's operations.

Performance Graph

  The following graph compares cumulative total Company shareholder return for the last five years, with overall market performance as measured by the cumulative return of the Standard & Poor's 500 Stock Index and a Company-constructed peer group index, assuming an initial investment of $100 at the beginning of the period and the reinvestment of all dividends. The peer group index consists of the following companies: M.A. Hanna Company, specialty compounds; Dexter Corporation, specialty compounds; American Filtrona, filtration and plastic and packaging products; Gundle Environmental Systems, polyethylene lining systems; and Portage Industries Corporation, extruded plastic sheet. The Company has substituted Standard & Poor's 500 Stock Index for the American Stock Exchange Market Value Index because the Company's securities began trading on the New York Stock Exchange on December 7, 1994. The Company believes that the Standard & Poor's 500 Stock Index better resembles the performance of the New York Stock Exchange.

  Certain management changes implemented in October, 1991, the restructuring completed in April, 1992, and a solid earnings performance since 1992 have helped reverse the downward trend in share price and its performance relative to the market.


                     (ADD LINE GRAPH HERE)

             BOARD COMPENSATION COMMITTEE REPORT
                   ON EXECUTIVE COMPENSATION

To Our Shareholders:

  The Compensation Committee of the Board of Directors is responsible for establishing compensation levels for all executive officers of the Company and for any employee with base compensation in excess of $100,000 per annum, and for any employee with an employment contract. Our objective is to provide compensation that is fair and equitable to both the employee and the Company. Consideration is given to the employee's overall responsibilities, professional qualifications, business experience, technical expertise and their resultant combined value to the Company's long-term performance and growth.

  In establishing compensation levels for the Chief Executive Officer and Chief Financial Officer, we consulted an independent survey published by the accounting firm of Ernst & Young entitled, "Midwest's Top 400 Public Companies 1993 Executive Compensation". Base salaries, when combined with anticipated bonuses, were established at levels approximating the average reported for companies of comparable size to Spartech Corporation. Annual bonuses for these two employees are based on the operating results of the Company. The bonuses are computed using a graduated formula which is based on the achievement of operating earnings versus a target established at the beginning of each year by our Committee.

  The Compensation Committee also reviews the stock options to be awarded to all employees and has changed the employment contracts for the Chief Executive Officer and Chief Financial Officer to provide for periodic reviews and awards instead of the previous contractual annual award requirements. Future stock option awards will be granted to these individuals based upon performance.

  The Compensation Committee periodically reviews the compensation levels we established for each employee for whom we are responsible and approves adjustments recommended by the Chief Executive Officer for changes in responsibility for various executives of the Company or economic conditions. We believe that by providing fair and equitable compensation levels, the Company will continue to attract and maintain qualified individuals who are dedicated to the long-term performance and growth of Spartech Corporation.

   In December 1993, the Internal Revenue Service issued proposed regulations concerning compliance with Section 162(m) of the Internal Revenue Service Code of 1986, as amended (the "Code").
Section 162(m) generally disallows a public company's deduction for compensation to any one employee in excess of $1.0 million per year unless the compensation is pursuant to a plan approved by the public company's shareholders. None of the Named Executive Officers presently receives, and the Compensation Committee does not anticipate that such persons will receive, annual cash compensation in excess of the $1.0 million cap provided in Section 162(m).

    John F. Arning        W.R. Clerihue        Jackson W. Robinson

             Thomas L. Cassidy      Francis J. Eaton

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    OWNERS AND MANAGEMENT


  The following table identifies the aggregate of shares of common stock and equivalent common share voting rights of preferred stock beneficially owned by each director, by each executive officer, by the executive officers and directors as a group, and by all persons known to the Company as of January 9, 1995, to be the beneficial owner of more than 5% of the 8,708,177 shares of common stock outstanding as of that date:

                                       Percent-
                             Number      age
                               of         of
                              Out-       Out-
                            standing   standing            Number
                             Shares     Shares               of    Percent-
                               and       and     Number    Shares    age
                             Equiv-     Equiv-     of       Bene-  of Class
                             alent      alent    Shares   ficially   Out-
                            Voting      Voting   Subject   Owned   standing
                            Rights      Rights     to    Including Including
             Name             of          of     Options   Options  Options
              and            Pre-         Pre-     and       and     and
            Address         ferred      ferred   Conver-   Conver-  Conver-
               of            Stock      Stock     sions     sions    sions
Title        Bene-           Bene-      Bene-      of         of      of
 of         ficial         ficially   ficially   Secur-     Secur-   Secur-
Class        Owner          Owned      Owned     ities      ities    ities


Common  Directors
Stock   and Executive
 and    Officers:
Equiv-
alent    John F. Arning
Voting   201 E. 28th St.
Rights   New York, NY 10016
  of                         40,000(1)    0.3%          -        40,000    0.2%
 Pre-
ferred   Bradley B. Buechler
Stock    7733 Forsyth Boulevard
         Suite 1450
         Clayton, MO 63105
                              38,657(1)    0.3%    910,212(2)    948,869    3.9%

         Thomas L. Cassidy
         200 Park Avenue
         New York, NY 10166
                       2,317,790(1)(3)  18.9%  6,289,998(4)  7,035,288(5)  29.1%

         W.R. Clerihue
         Suite 714 Harbour Center
         555 West Hastings Street
         Vancouver, B.C.
         Canada V6B 4N5
                                   -(1)      -      30,000(2)     30,000    0.1%

                                       Percent-
                             Number      age
                               of         of
                              Out-       Out-
                            standing   standing            Number
                             Shares     Shares               of    Percent-
                               and       and     Number    Shares    age
                             Equiv-     Equiv-     of       Bene-  of Class
                             alent      alent    Shares   ficially   Out-
                            Voting      Voting   Subject   Owned   standing
                            Rights      Rights     to    Including Including
             Name             of          of     Options   Options  Options
              and            Pre-         Pre-     and       and     and
            Address         ferred      ferred   Conver-   Conver-  Conver-
               of            Stock      Stock     sions     sions    sions
Title        Bene-           Bene-      Bene-      of         of      of
 of         ficial         ficially   ficially   Secur-     Secur-   Secur-
Class        Owner          Owned      Owned     ities      ities    ities


Common   Francis J. Eaton
Stock    Soudan Street
 and     Middleton, Manchester
Equiv-   M24 2DB England
alent                  3,571,247(1)(6)  29.1%  6,884,987(4)  8,734,987(5)  36.1%
Voting
Rights   David B. Mueller
  of     7733 Forsyth Boulevard
 Pre-    Suite 1450
ferred   Clayton, MO 63105
Stock                          8,103(1)    0.1%    194,242(2)    202,345    0.8%

         Jackson W. Robinson(7)
         24 Federal Street
         Suite 580
         Boston, MA 02110
                             346,600(1)    2.8%     30,000(2)    376,600    1.6%

         Rodney H. Sellers
         Soudan Street
         Middleton, Manchester
         M24 2DB England
                       3,571,247(1)(6)  29.1%  6,884,987(4)  8,734,987(5)  36.1%

         Daniel J. Yoder
         7733 Forsyth Boulevard
         Suite 1450
         Clayton, MO 63105       545(1)      -      27,000(2)     27,545    0.1%

         All Directors and
         Executive Officers as a
         Group (9 persons)
                         6,322,942(1)   51.5% 14,366,439(8) 17,395,634(5)  72.0%

                                       Percent-
                             Number      age
                               of         of
                              Out-       Out-
                            standing   standing            Number
                             Shares     Shares               of    Percent-
                              and        and     Number    Shares    age
                             Equiv-     Equiv-     of      Bene-   of Class
                             alent      alent    Shares   ficially   Out-
                            Voting      Voting   Subject   Owned   standing
                            Rights      Rights     to    Including Including
             Name             of          of     Options  Options   Options
              and            Pre-        Pre-      and      and       and
            Address         ferred      ferred   Conver-  Conver-   Conver-
               of            Stock      Stock     sions    sions     sions
Title        Bene-           Bene-      Bene-      of       of        of
 of         ficial         ficially   ficially   Secur-   Secur-    Secur-
Class        Owner          Owned      Owned     ities    ities     ities


Common  Other Beneficial
Stock   Owners in Excess
 and    of the Common
Equiv-  Shares Outstanding:
 lent
Voting   Vita International
Rights    Limited(6)
  of     Soudan Street
 Pre-    Middleton, Manchester
ferred   M24 2DB England
Stock                    3,571,247(1)   29.1%  6,884,987(4)  8,734,987(5)  36.1%

         The TCW Group(3)(9)
         c/o TCW Special
          Placements Fund I
         200 Park Avenue
         New York, NY  10166
                         2,317,790(1)   18.9%  6,289,998(4)  7,035,288(5)  29.1%

         Fidelity Investments
         82 Devonshire Street
         Boston, MA  02109
                             834,300     6.8%          -     834,300    3.5%
NOTES:

(1) Does not include shares issuable upon exercise of options or conversions of preferred stock. Includes the following equivalent common share voting rights associated with the preferred stock held by the beneficial owner indicated:
                   1,572,500 voting rights in the case of the TCW Group; 1,721,247 voting rights in the case of Vita International Limited; and 3,293,747 voting rights in the case of all directors and executive officers as a group.

(2) Represents common shares issuable upon exercise of options (all presently exercisable) held by the beneficial owner indicated and 12,922 shares issuable upon exchange of the Company's 9% Convertible Subordinated Debentures in the case of Mr. Mueller.

(3) Mr. Cassidy, a director, is Managing Director of Trust Company of the West and is a senior partner of TCW Capital; as such, this amount includes the TCW Group's equivalent common share voting rights, associated with their preferred stock, of 1,572,500.

(4) Represents common shares issuable upon conversion of the preferred stock held by the beneficial owner indicated.

(5) Does not include the following equivalent common share voting rights associated with the preferred stock held by the beneficial owner indicated: 1,572,500 voting rights in the case of the TCW Group; 1,721,247 voting rights in the case of Vita International Limited; and 3,293,747 voting rights in the case of all directors and executive officers as a group.

(6) Messrs. Eaton and Sellers, each a director of the Company, are also directors of British Vita PLC and Vita International Limited; as such, these amounts include Vita International Limited's equivalent common share voting rights, associated with their preferred stock, of 1,721,247.

(7) Mr. Robinson, a director, is President of Winslow Management Company, a separate operating division of Eaton Vance Management in Boston.

(8) Includes 1,178,532 common shares issuable upon exercise of options (all presently exercisable), 13,174,985 common shares issuable upon conversion of preferred stock, and 12,922 shares issuable upon exchange of the Company's 9% Convertible Subordinated Debentures.

(9) The TCW Group is comprised of TCW Special Placements Fund I, TCW Special Placements Fund II and TCW Capital, all California limited partnerships.
Compliance with Section 16(a) of the Securities Exchange Act of 1934

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 1994 all Section 16(a) filing requirements, with one exception, were complied with. Jackson W. Robinson, a current director, failed to file a Form 4 Report, covering the options granted to him by the Company on March 9, 1994. However, a Form 5 Report has since been filed covering the granting of these options.

          PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT
                          AUDITORS

  The Board of Directors of the Company, on the recommendation of the Audit Committee, appointed Arthur Andersen LLP as independent auditors of the Company for fiscal 1995. The Board proposes that the shareholders ratify at this meeting the appointment of Arthur Andersen LLP as independent auditors for fiscal 1995. Arthur Andersen LLP has served as the Company's independent auditors since fiscal 1986. The Company has had no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

  Arthur Andersen LLP has advised the Company that its representatives will be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

  The Board of Directors recommends that shareholders vote FOR this proposal.


         DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

  Management does not now intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of the Meeting and it does not know of any business which persons other than management intend to present at the meeting. Should any other matter requiring a vote of the shareholders arise, the Proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such Proxies discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.


                PROPOSALS OF SHAREHOLDERS

  Proposals of shareholders intended to be presented at the 1996
Annual Meeting of the Shareholders of the Company must be received by the Company, for inclusion in its Proxy Statement and form of Proxy relating to that meeting, by December 31, 1995.

  Shareholders are urged to sign, date and return promptly the enclosed Proxy in the accompanying envelope, which requires no postage if mailed in the United States. Your cooperation is appreciated.

                              By Order of the Board of Directors


                              /S/David B. Mueller


                              David B. Mueller
                              Vice President of Finance,
January 20, 1995              Chief Financial Officer and Secretary



                               Notice of Annual Meeting
                               and Proxy Statement

                               Annual Meeting of Shareholders
                               March 8, 1995





























                   Back Page Cover
               SPARTECH CORPORATION PROXY

  Proxy to Vote Shares of Common Stock Solicited by the Board of
Directors for the Annual Meeting of Shareholders on March 8, 1995 at 10:00 a.m. C.S.T. at the Pierre Laclede Conference Center,
7733 Forsyth Boulevard, Clayton, Missouri 63105.

  The undersigned hereby appoints W.R. Clerihue and Bradley B. Buechler, and each of them with full power of substitution, as the proxies of the undersigned to vote and act with respect to all shares of Common Stock of Spartech Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on March 8, 1995, and at any and all adjournments thereof with all the powers the undersigned would possess if personally present, upon the matters noted below and such other matters as may properly come before the meeting:

1. ELECTION OF DIRECTORS:  FOR all nominees (except as marked to the contrary)
                           WITHHOLD AUTHORITY for all nominees
                            John F. Arning, Bradley B. Buechler,
                            Francis J. Eaton

  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

2. PROPOSAL TO RATIFY APPOINTMENT OF ARTHUR ANDERSEN LLP, as
   auditors of the Company for the fiscal year 1995.
                FOR       AGAINST      ABSTAIN

3. In accordance with their best judgment upon such matters as may properly come before the meeting.
            Authority Granted      Authority Withheld





  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AND THE PROPOSAL LISTED AND IN ACCORDANCE WITH THEIR BEST JUDGMENT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.



                            Signature of Shareholder


                            Signature of Shareholder

                          IMPORTANT: Please sign this Proxy exactly as your name appears hereon. IF SHARES ARE HELD BY MORE THAN ONE OWNER, EACH MUST SIGN. Executors, administrators, trustees, guardians, and others signing in representative capacity should give their full titles.

                            DATED:              , 1995
                            Be sure to date this proxy.